                                                                   Exhibit 10.99

6-1162-LAJ-936

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:    Special Matters for Model 737, 757, 767 and 777 Aircraft

Reference:  Purchase Agreement Nos. 1977, 1978, 1979 and 1980 (collectively, the
            "Purchase Agreements") between The Boeing Company ("Boeing") and American Airlines, Inc. ("Customer") relating to Model 737, 757, 767 and 777 aircraft, respectively

This letter agreement ("Letter Agreement") is entered into on the date below, and amends and supplements each Purchase Agreement. All capitalized terms used herein but not otherwise defined in this Letter Agreement have the same meaning as in the applicable Purchase Agreement.

Customer and Boeing have agreed to reschedule the Scheduled Delivery Months of certain 737-823 and 777-223 aircraft (collectively, the "Deferred Aircraft") as described below and subject to, and in consideration of, the following terms and conditions.

1.    Scheduled Delivery Months of Deferred Aircraft.

      1.1. Model 737-823 Aircraft. The revised Scheduled Delivery Months for the firm 737-823 Aircraft undelivered at the time of execution of this Letter Agreement is documented in Attachment A to this Letter Agreement.

      1.2. Model 777-223 Aircraft. The revised Scheduled Delivery Months for the firm 777-223 Aircraft undelivered at the time of execution of this Letter Agreement is documented in Attachment B to this Letter Agreement.

2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6-1162-LAJ-936
Page 2

4. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Supplemental Agreements. Customer and Boeing agree to use commercially reasonable efforts to create or amend, by December 10, 2004, documentation for existing agreements as may be required to further implement the agreements identified within this Letter Agreement. In no event shall the inability of the parties to complete documentation by December 10, 2004 modify in any way the obligations each party has made within this Letter Agreement.

10. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. Acceptance and Expiration of Letter Agreement. The terms of this Letter Agreement are conditioned upon acceptance of this Letter Agreement by Customer, on or before November 17, 2004.

6-1162-LAJ-936
Page 3

12. Confidential Treatment. Customer and Boeing understand and acknowledge that the commercial and financial information contained in this Letter Agreement are considered as highly confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without prior written consent of the other, disclose this Letter Agreement or the information contained herein to any other person or entity except as provided in this Letter Agreement or the applicable Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By ______________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: November 17, 2004

AMERICAN AIRLINES, INC.

By ______________________________________

Its VP Corporate Development and Treasurer

Attachment A to Letter Agreement No. 6-1162-LAJ-936
Page 1

 FROM SCHEDULED DELIVERY MONTH        MSN     TO SCHEDULED DELIVERY MONTH
------------------------------------  ---  ----------------------------------
       [CONFIDENTIAL PORTION               [CONFIDENTIAL PORTION OMITTED AND
   OMITTED AND FILED SEPARATELY                FILED SEPARATELY WITH THE
 WITH THE SECURITIES AND EXCHANGE          SECURITIES AND EXCHANGE COMMISSION
COMMISSION PURSUANT TO A REQUEST FOR           PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]                     CONFIDENTIAL TREATMENT]
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

Attachment B to Letter Agreement No. 6-1162-LAJ-936
Page 1

  FROM SCHEDULED DELIVERY MONTH       MSN     TO SCHEDULED DELIVERY MONTH
------------------------------------  ---  ----------------------------------
     [CONFIDENTIAL PORTION                  [CONFIDENTIAL PORTION OMITTED AND
OMITTED AND FILED SEPARATELY WITH              FILED SEPARATELY WITH THE
   THE SECURITIES AND EXCHANGE             SECURITIES AND EXCHANGE COMMISSION
COMMISSION PURSUANT TO A REQUEST FOR            PURSUANT TO A REQUEST FOR
    CONFIDENTIAL TREATMENT]                     CONFIDENTIAL TREATMENT]
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

AMR EXHIBIT 10.99


                  PURCHASE AGREEMENT NO. 1977 SUPPLEMENT NO. 19

            PURCHASE AGREEMENT No. 1977 SUPPLEMENT NO. 19 (this "Agreement") dated January 11, 2005 between The Boeing Company ("Boeing") and American Airlines, Inc. ("Customer").

                                R E C I T A L S:

A. Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1977, dated October 31, 1997, as amended and supplemented, (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

B. Pursuant to Letter Agreement no. 6-1162-LAJ-936, Boeing and Customer have agreed to, among other things, reschedule the Scheduled Delivery Months of 47 Aircraft.

C. Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1. AMENDMENT TO REFLECT SCHEDULED DELIVERY MONTH DEFERRALS FOR DEFERRED AIRCRAFT. The Purchase Agreement is amended and supplemented to reflect the rescheduling of the Scheduled Delivery Months for the 47 Aircraft (the "Deferred Aircraft") as documented in the Scheduled Delivery Month Deferrals for Deferred Aircraft attached hereto and hereby made a part of this Agreement.

2. REVISED SCHEDULED DELIVERY MONTH. Table 1 to the Purchase Agreement is hereby replaced in its entirety with the revised Table 1 attached hereto and hereby made a part of the Purchase Agreement. The revised Scheduled Delivery Months for the Deferred Aircraft pursuant to this Agreement are reflected in the attached Table 1. In addition, pursuant to Letter Agreement no. 6-1161-LAJ-936, the Airframe Price and Optional Features Price for the Aircraft listed in Table 1 have been escalated to July 2003 dollars. Such Optional Features for those Aircraft listed in Table 1 are documented in the American Airlines 737-823 Optional Features listing attached hereto and hereby made a part of this Agreement.

3. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A.No. 1977                            SA19                             Page 1

4. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ELIGIBLE MODEL AIRCRAFT. Pursuant to Letter Agreement no. 6-1162-LAJ-936, Customer and Boeing agreed to revise the Aircraft Information Tables containing the Aircraft Description, Price, and Proposal Deposit information for the currently available Eligible Model aircraft identified in Letter Agreement No. 6-1162-AKP-075 (the "Rights Letter") and, accordingly, the Rights Letter is hereby modified by replacing Attachments A-1 through A-3 in their entirety with the revised Attachment A attached hereto and hereby made a part of the Purchase Agreement. The Eligible Model aircraft identified in Attachment A to the Rights Letter will be modified from time to time to reflect the latest Detail Specification for Customer's 737-800 Aircraft and the latest Boeing generic detail specification for all other models in Attachment A. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. MADP AND QADP RIGHTS. Pursuant to Letter Agreement no. 6-1162-LAJ-936, Customer and Boeing agreed to modifications to the number of certain Customer MADP Rights and QADP Rights identified in the Rights Letter and, accordingly, the Rights Letter is hereby modified by replacing each of Attachment B and Attachment C in its entirety with the revised Attachment B and Attachment C, respectively, attached hereto and such attachments are hereby made a part of the Purchase Agreement.

6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. EFFECT ON PURCHASE AGREEMENT. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

P.A.No. 1977                            SA19                             Page 2

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.                      THE BOEING COMPANY

By _______________________________________ By __________________________________

Its VP Corporate Development and Treasurer Its Attorney-In-Fact

Attachments:      Scheduled Delivery Month Deferrals for Deferred Aircraft

                  Table 1 to Purchase Agreement No. 1977, 737-800 Aircraft Delivery, Description, Price and Advance Payments

                  American Airlines 737-823 Optional Features

                  Schedule 1 to Table 1 to Purchase Agreement No. 1977, 737-823 Advance Payment Schedule

                  Attachment A to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

                  Attachment B to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

                  Attachment C to Letter Agreement 6-1162-AKP-075, Aircraft Purchase Rights and Substitution Rights

                  Exhibit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to AGTA No. AGTA-AAL [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A.No. 1977                            SA19                             Page 3

Scheduled Delivery Month Deferrals for Deferred Aircraft

 FROM SCHEDULED DELIVERY MONTH           MSN     TO SCHEDULED DELIVERY MONTH
------------------------------------     ---  ----------------------------------
  [CONFIDENTIAL PORTION {2 PAGES}                [CONFIDENTIAL PORTION {2 PAGES}
  OMITTED AND FILED SEPARATELY WITH            OMITTED AND FILED SEPARATELY WITH
    THE SECURITIES AND EXCHANGE                    THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO A REQUEST FOR          COMMISSION PURSUANT TO A REQUEST FOR

    CONFIDENTIAL TREATMENT]                          CONFIDENTIAL TREATMENT]
------------------------------------     ---  ----------------------------------

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------------------------------------     ---  ----------------------------------

------------------------------------  ---  ----------------------------------
 FROM SCHEDULED DELIVERY MONTH        MSN  TO SCHEDULED DELIVERY MONTH
------------------------------------  ---  ----------------------------------
     [CONFIDENTIAL PORTION                 [CONFIDENTIAL PORTION OMITTED AND
 OMITTED AND FILED SEPARATELY WITH           FILED SEPARATELY WITH THE
  THE SECURITIES AND EXCHANGE              SECURITIES AND EXCHANGE COMMISSION
COMMISSION PURSUANT TO A REQUEST FOR           PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]                    CONFIDENTIAL TREATMENT]
------------------------------------  ---  ----------------------------------

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

                     TABLE 1 TO PURCHASE AGREEMENT NO. 1977
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

     [CONFIDENTIAL PORTION {3 PAGES} OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                  AMERICAN AIRLINES 737-823 OPTIONAL FEATURES

     [CONFIDENTIAL PORTION {8 PAGES} OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

                            SCHEDULE 1 TO TABLE 1 TO
                             PURCHASE AGREEMENT 1977

     [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

ATTACHMENT A. TO 6-1162-AKP-075

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                       REQUEST FOR CONFIDENTIAL TREATMENT]

           ATTACHMENT B TO LETTER AGREEMENT 6-1162-AKP-075 (MODEL 737)
             MADP RIGHTS AIRCRAFT DELIVERY MONTHS AND EXERCISE DATES

     [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

           ATTACHMENT C TO LETTER AGREEMENT 6-1162-AKP-075 (MODEL 737)
            QADP RIGHTS AIRCRAFT DELIVERY QUARTERS AND EXERCISE DATES

     [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

           EXHIBIT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                                     BOEING PROPRIETARY

AGTA-AAL                                 Page i

      1. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      2. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                               BOEING PROPRIETARY

AGTA-AAL                            Page ii

                  PURCHASE AGREEMENT NO. 1978 SUPPLEMENT NO. 7

      PURCHASE AGREEMENT NO. 1978 SUPPLEMENT NO. 7 (this "Agreement"), dated January 11, 2005 between The Boeing Company ("Boeing") and American Airlines, Inc. ("Customer").

                                R E C I T A L S:

  A. Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1978, dated October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

  B. Pursuant to Boeing letter no. 6-1162-LAJ-936, Boeing and Customer have come to agreement with regard to the remaining MADP Rights and QADP Rights with respect to Boeing model 757 aircraft as described below.

  C. Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

      In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. EFFECT ON PURCHASE AGREEMENT. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

PA No. 1978                           SA No.7

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.                       THE BOEING COMPANY

By _______________________________________ By __________________________________

Its VP Corporate Development and Treasurer    Its Attorney-In-Fact

Attachments: Letter Agreement 6-1162-AKP-089R2, Aircraft Purchase Rights and
             Substitution Rights

             Exhibit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to AGTA No. AGTA-AAL [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA No. 1978                           SA No.7

American Airlines, Inc.
P.O. Box 619616
Dallas/Ft. Worth Airport, Texas 75261-9616

Subject:   Aircraft Purchase Rights and Substitution Rights

Reference: Purchase Agreement No. 1978 between The Boeing
           Company and American Airlines, Inc. relating to
           Model 757-223 aircraft

      This letter agreement ("Letter Agreement") is entered into on the date below, and constitutes a part of the above-referenced Purchase Agreement, as the same may hereafter be amended, modified or supplemented and including, without limitation, as part thereof the exhibits, appendices, schedules, attachments and letter agreements thereto (the "757-223 Purchase Agreement").

      Pursuant to Letter Agreement no. 6-1162-LAJ-936 dated November 17, 2004, Boeing and Customer have come to agreement with regard to the remaining MADP Rights and QADP Rights with respect to Boeing model 757 aircraft as described below. Accordingly, this Letter Agreement supersedes and replaces in its entirety Letter Agreement 6-1162-AKP-089R1 dated as of April 26, 2002.

      1. DEFINITIONS. Capitalized terms used herein and not defined pursuant to this Letter Agreement have the meanings set forth in the 757-223 Purchase Agreement. The following terms, when used in capitalized form, have the following meanings:

      2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      4. CONFIDENTIAL TREATMENT. Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement or in the Applicable Purchase Agreements.

PA No. 1978                           SA No.7

American Airlines
6-1162-AKP-089R2
Page 1

Very truly yours,

THE BOEING COMPANY

By ___________________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2005

AMERICAN AIRLINES, INC.

By ____________________________________________

Its VP Corporate Development and Treasurer

Attachment A: Letter Agreements

PA No. 1978                           SA No.7

Attachment A
6-1162-AKP-089R2
Page 1

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

           EXHIBIT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY
       WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST
                          FOR CONFIDENTIAL TREATMENT]

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                               BOEING PROPRIETARY

AGTA-AAL                             Page i

      1. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      2. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                               BOEING PROPRIETARY

AGTA-AAL                            Page ii

                  PURCHASE AGREEMENT NO. 1979 SUPPLEMENT NO. 6

      PURCHASE AGREEMENT No. 1979 SUPPLEMENT NO. 6 (this "Agreement"), dated January 11, 2005, between The Boeing Company ("Boeing") and American Airlines, Inc. ("Customer").

                                R E C I T A L S:

   A. Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1979, dated October 31, 1997 (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

   B. Pursuant to Letter Agreement no. 6-1162-LAJ-936, Customer and Boeing agreed to, among other things, revise the prices of Eligible Model aircraft from being expressed in July 1995 Dollars to being expressed in July 2003 Dollars.

   C. Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ELIGIBLE MODEL AIRCRAFT. Pursuant to Letter Agreement no. 6-1162-LAJ-936, Customer and Boeing agreed to revise the Aircraft Information Tables containing the Aircraft Description, Price, and Proposal Deposit information for the currently available Eligible Model aircraft identified in Letter Agreement No. 6-1162-AKP-100R1 (the "Rights Letter") and, accordingly, the Rights Letter is hereby modified by replacing Attachments A-1 through A-3 in their entirety with the revised Attachment A attached hereto and hereby made a part of the Purchase Agreement. The Eligible Model aircraft identified in the Rights Letter will be modified from time to time to reflect the latest Boeing generic detail specification. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. MADP AND QADP RIGHTS. The Rights Letter is hereby modified by replacing each of Attachment B and Attachment C in its entirety with the revised Attachment B and Attachment C, respectively, attached hereto and such attachments are hereby made a part of the Purchase Agreement.

3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. EFFECT ON PURCHASE AGREEMENT. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.                       THE BOEING COMPANY

By _______________________________________    By _______________________________

Its VP Corporate Development and Treasurer  Its Attorney-In-Fact

Attachments: Attachment A to Letter Agreement 6-1162-AKP-100R1,
             Aircraft Purchase Rights and Substitution Rights.

             Attachment B to Letter Agreement 6-1162-AKP-100R1,
             Aircraft Purchase Rights and Substitution Rights.

             Attachment C to Letter Agreement 6-1162-AKP100R1,
             Aircraft Purchase Rights and Substitution Rights.

             Exhibit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to AGTA No. AGTA-AAL [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

ATTACHMENT A.  6-1162-AKP-100R1

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

          ATTACHMENT B TO LETTER AGREEMENT 6-1162-AKP-100R1 (MODEL 767)
             MADP RIGHTS AIRCRAFT DELIVERY MONTHS AND EXERCISE DATES

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

          ATTACHMENT C TO LETTER AGREEMENT 6-1162-AKP-100R1 (MODEL 767)
            QADP RIGHTS AIRCRAFT DELIVERY QUARTERS AND EXERCISE DATES

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

           EXHIBIT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                                BOEING PROPIETARY

AGTA-AAL                             Page i

      1. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      2. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  PURCHASE AGREEMENT NO. 1980 SUPPLEMENT NO. 17

      PURCHASE AGREEMENT No. 1980 SUPPLEMENT NO. 17 (this "Agreement"), dated January 11, 2005 between The Boeing Company ("Boeing") and American Airlines, Inc. ("Customer").

                                R E C I T A L S:

   A. Boeing and Customer have heretofore entered into that certain Purchase Agreement No. 1980 dated October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement).

   B. Pursuant to Letter Agreement 6-1162-LAJ-936, Boeing and Customer agreed to, among other things, reschedule the delivery of eight Aircraft.

   C. Customer and Boeing desire to amend and supplement the Purchase Agreement as provided below.

In consideration of the foregoing premises and other good and sufficient consideration, Boeing and Customer hereby agree as follows:

1. AMENDMENT TO REFLECT SCHEDULED DELIVERY MONTH REVISIONS FOR CERTAIN AIRCRAFT. The Purchase Agreement is amended and supplemented to reflect the rescheduling of the Scheduled Delivery Months for the following eight Aircraft ("Rescheduled Aircraft") as follows:

   FROM SCHEDULED DELIVERY MONTH      MSN  TO SCHEDULED DELIVERY MONTH
------------------------------------  ---  ----------------------------------
   [CONFIDENTIAL PORTION OMITTED           [CONFIDENTIAL PORTION OMITTED AND
     AND FILED SEPARATELY WITH                 FILED SEPARATELY WITH THE
     THE SECURITIES AND EXCHANGE           SECURITIES AND EXCHANGE COMMISSION
COMMISSION PURSUANT TO A REQUEST FOR           PURSUANT TO A REQUEST FOR
     CONFIDENTIAL TREATMENT]                    CONFIDENTIAL TREATMENT]
------------------------------------  ---  ----------------------------------

------------------------------------  ---  ----------------------------------

------------------------------------  ---  ----------------------------------

------------------------------------  ---  ----------------------------------

------------------------------------  ---  ----------------------------------

------------------------------------  ---  ----------------------------------

2. REVISED SCHEDULED DELIVERY MONTH. Table 2 and Table 3 to the Purchase Agreement are hereby replaced in their entirety with the revised Table 1 attached hereto and hereby made a part of the Purchase Agreement. The Scheduled Delivery Months for all nine Aircraft on order ("Existing Firm Aircraft") as of the date of this Agreement (including the Rescheduled Aircraft referenced above) are reflected in the attached Table 1. In addition, pursuant to Letter Agreement no. 6-1162-LAJ-936, the Airframe Price and Optional Features Price for the Existing Firm Aircraft listed in Table 1 have been escalated to July 2003 dollars. Such Optional Features for the Existing Firm Aircraft are reflected in the American Airlines 777-223 Optional Features listing attached hereto and hereby made a part of this Agreement.

3. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] ELIGIBLE MODEL AIRCRAFT. Pursuant to Letter Agreement 6-1162-LAJ-936, Customer and Boeing agreed to revise the Aircraft Information Tables containing the Aircraft Description, Price, and Proposal Deposit information for those currently available Eligible Model aircraft identified in Letter Agreement No. 6-1162-AKP-110R1 (the "Rights Letter") and, accordingly, the Rights Letter is hereby modified by replacing Attachments A-1 through A-11 in their entirety with the revised Attachment A attached hereto and hereby made a part of the Purchase Agreement. The Eligible Model aircraft identified in the Rights Letter will be modified from time to time to reflect the latest Detail Specification for Customer's 777-223 Aircraft and the latest generic Boeing detail specification for all other models described in Attachment A. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. MADP AND QADP RIGHTS. The Rights Letter is hereby modified by replacing each of Attachment B and Attachment C in its entirety with the revised Attachment B and Attachment C, respectively, attached hereto and such attachments are hereby made a part of the Purchase Agreement.

7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12. EFFECT ON PURCHASE AGREEMENT. Except as expressly set forth herein, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all previous proposals, and agreements, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof and may be changed only in writing signed by authorized representatives of the parties.

IN WITNESS WHEREOF, Boeing and Customer have each caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN AIRLINES, INC.                         THE BOEING COMPANY

By ________________________________________     By______________________________

Its VP Corporate Development and Treasurer      Its Attorney-In-Fact

Attachments: Table 1 to Purchase Agreement No. 1980, 777-223ER Aircraft
             Delivery, Description, Price and Advance Payments, (Rolls Royce Engines)

             American Airlines 777-223 Optional Features

             Schedule 1 to Table 1 of Purchase Agreement No. 1980, 777-223 Advance Payment Schedule

             Attachment A Letter Agreement 6-1162-AKP-110R1, Aircraft Purchase Rights and Substitution Rights

             Attachment B to Letter Agreement 6-1162-AKP-110R1, Aircraft Purchase Rights and Substitution Rights

             Attachment C to Letter Agreement 6-1162-AKP-110R1, Aircraft Purchase Rights and Substitution Rights

             Letter Agreement 6-1162-AKP-109R1, Business Considerations

             Exhibit [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to AGTA No. AGTA-AAL [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                     TABLE 1 TO PURCHASE AGREEMENT NO. 1980
           AIRCRAFT DELIVERY, DESCRIPTION, PRICE AND ADVANCE PAYMENTS

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                 AMERICAN AIRLINES AA 777-223 OPTIONAL FEATURES

     [CONFIDENTIAL PORTION {7 PAGES} OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                            SCHEDULE 1 TO TABLE 1 TO
                             PURCHASE AGREEMENT 1980

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

ATTACHMENT A. 6-1162-AKP-110R1

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

          ATTACHMENT B TO LETTER AGREEMENT 6-1162-AKP-110R1 (MODEL 777)
             MADP RIGHTS AIRCRAFT DELIVERY MONTHS AND EXERCISE DATES

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
                SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

          ATTACHMENT C TO LETTER AGREEMENT 6-1162-AKP-110R1 (MODEL 777)
            QADP RIGHTS AIRCRAFT DELIVERY QUARTERS AND EXERCISE DATES

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                                6-1162-AKP-109R1

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas  75261-9616

Subject:   Business Considerations

Reference: Purchase Agreement No. 1980  between The Boeing Company and
           American Airlines,Inc. relating to Model 777-223ER Aircraft

This letter agreement (Letter Agreement) is entered into on the date below and amends and supplements the Purchase Agreement referenced above. All capitalized terms used herein but not otherwise defined in this Letter Agreement shall have the same meanings assigned thereto in Exhibit C to the Purchase Agreement or elsewhere in such Purchase Agreement.

1. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5. Confidential Treatment.

      Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential. Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of the other, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in this Letter Agreement and or the Purchase Agreement.

Very truly yours,

THE BOEING COMPANY

By ____________________________________________

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: January 11, 2005

AMERICAN AIRLINES, INC.

By ____________________________________________

Its  VP - Corporate Development  and Treasurer

           EXHIBIT [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT]

                                       TO

                  AIRCRAFT GENERAL TERMS AGREEMENT NO. AGTA-AAL

                                     BETWEEN

                               THE BOEING COMPANY

                                       AND

                             AMERICAN AIRLINES, INC.

           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                            CONFIDENTIAL TREATMENT]

                               BOEING PROPRIETARY

AGTA-AAL                            Page i

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TREATMENT]

      2. [CONFIDENTIAL PORTION {2 PAGES} OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]